UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): May 7, 2024

ENB Financial Corp

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 E. Main St., Ephrata, PA	17522-0457
(Address of principal executive offices)	(Zip Code)

(717) 733-4181

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ENB FINANCIAL CORP

EXPLANATORY NOTE

On May 8, 2024, ENB Financial Corp (the "Corporation") filed with the Securities and Exchange Commission a Current Report on Form 8-K ("Original Report"). This form 8-K/A is being filed as an amendment ("Amendment No. 1") to the Original Report to amend and restate the shares present in person or by proxy, the voting results for Proposal 1 Election of Directors, and the voting results for Proposal 2 Ratification of Public Accounting Firm. The Original Report was erroneous due to a premature release of the tabulation report. No other changes have been made to the information set forth in the Original Report. This Amendment No. 1 should be read in conjunction with the Original Report.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 7, 2024, ENB Financial Corp (the "Company") held its 2024 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 5,654,355 shares of the Company's common stock were entitled to vote as of March 11, 2024, the record date for the Annual Meeting. There were 4,257,310 shares present in person or by proxy at the Annual Meeting, at which time the shareholders were asked to vote on two (2) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results on such proposals.

Proposal No. 1 – Election of Class B Directors

The shareholders voted to elect four (4) Class B directors to serve for a term of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes

Willis R. Lefever	3,665,041	60,351	531,918

Jay S. Martin	3,682,997	42,395	531,918

Judith A. Weaver	3,678,862	46,530	531,918

Roger L. Zimmerman	3,677,844	47,548	531,918

Proposal No. 2 - Ratify S.R. Snodgrass, P.C. as public accounting firm for year ending December 31, 2024:

The shareholders voted to ratify S.R Snodgrass, P.C. as the public accounting firm for the year ending December 31, 2024. The results of the vote were as follows:

For	Against	Abstain

4,194,643	8,325	54,342

Item 7.01	Regulation FD Disclosure

On May 7, 2024, Jeffrey S. Stauffer, Chief Executive Officer and President of the Registrant, as well as other members of management, gave a presentation at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

ENB FINANCIAL CORP

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed in this Current Report.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

ENB FINANCIAL CORP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: May 9, 2024	/s/ Rachel G. Bitner
Rachel G. Bitner
Treasurer
(Principal Financial Officer)

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